SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): April 16, 2002

               BANK UNITED CORP. LITIGATION CONTINGENT PAYMENT
                                  RIGHTS TRUST
                  (Exact Name of Registrant as Specified in
                                   Charter)

         Delaware                    0-32301                          76-6168223
      (State or Other            (Commission File               (I.R.S. Employer
      Jurisdiction of                Number)                 Identification No.)
      Incorporation)

3200 Southwest Freeway, Suite 1001, Houston, Texas                         77027
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code: (713) 543-6958

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.      Other Events.

      On April 16, 2002, the Bank United Corp. Litigation Contingent Payment Rights Trust (the "Litigation Trust") issued the press release attached as
Exhibit 99.1, which is hereby incorporated herein by reference. The full text of the transcript of the U.S. Court of Federal Claims' April 16, 2002 decision denying the plaintiffs' motions to (1) amend certain findings in the October 29, 2001 Opinion and Order and amend the judgment of January 8, 2002, (2) reopen the record to receive additional documentary evidence, and (3) reopen the record to admit additional evidence omitted from the trial record is attached. The description of such decision and motions is qualified in its entirety to the full text of such decision and motions.


Item 7.      Financial Statements and Exhibits.

(c)   The following exhibits are filed with this report:

             Exhibit Number                            Description

                  99.1                   Press Release Issued April 16, 2002.
                  99.2                   Transcript of April 16, 2002 Decision.

                                   SIGNATURES
                                   ----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              BANK UNITED CORP. LITIGATION CONTINGENT PAYMENT RIGHTS TRUST


                              By:  /s/ Salvatore A. Ranieri
                              Name:  Salvatore A. Ranieri
                              Title:  Litigation Trustee

Dated:      April 17, 2002

                                  Exhibit Index

             Exhibit Number                            Description

                  99.1                   Press Release Issued April 16, 2002.
                  99.2                   Transcript of April 16, 2002 Decision.